                                                                  EXHIBIT 10.24

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT ("Amendment") is made effective this 15th day of September, 1998, by and between CONVERGENT COMMUNICATIONS, INC., a Colorado corporation ("Employer" or the "Company") and MARTIN E. FREIDEL ("Employee").

     A. The Parties have entered into that certain Employment Agreement dated August 7, 1997 ("Agreement");

     B. The Parties desire to amend and modify certain of the terms and conditions of the Agreement;

     NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein and in the Agreement, the Parties agree as follows:

     1.  Compensation and Benefits.
         -------------------------

     1.1 Section 3.1 of the Agreement shall be amended to increase Employee's annual base salary to One Hundred Seventy-Five Thousand Dollars ($175,000.00).

     1.2 Section 3.2 of the Agreement shall be amended to change Employee's target bonus to Seventy-Five Percent (75%), commencing with the 1999 fiscal year and thereafter. The parties agree that Employee's target bonus shall remain One Hundred Percent (100%) for the 1998 fiscal year and shall be computed as a percentage of Employee's annual base salary in effect immediately prior to the date of this Amendment.

     2.  Other Terms and Conditions.  All other terms and conditions of the
         --------------------------
Agreement shall remain in full force and effect, as if fully stated herein.

     3.  Capitalized Terms.  Capitalized terms, and other defined terms, shall
         -----------------
have the same meaning as that accorded to them in the Agreement, unless the context requires otherwise.

     4.  Conflict.  If there are any conflicting terms or conditions between the
         --------
terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall control.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized representative on the day and year first above written.

CONVERGENT COMMUNICATIONS, INC.,           MARTIN E. FREIDEL
a Colorado corporation

By  /s/ John R. Evans                      /s/ Martin E. Freidel
  ______________________________________   ___________________________________
  John R. Evans, Chief Executive Officer

                                       2